EXHIBIT 1

                                     AGREEMENT

      This will confirm the agreement by and among all the undersigned that the
Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of the common stock of the Company is being filed on behalf of each of the individuals named below. This Agreement may be executed in two or more counterparts, each of which be deemed an original, but all of which together shall constitute one and the same instrument.




Dated:  December 11, 1996           /s/ Irwin L. Jacobs
                                    ----------------------------------------
                                    Irwin L. Jacobs

                                    /s/ Alexandra Jacobs
                                    ----------------------------------------
                                    Alexandra Jacobs

                                    /s/ Melinda A. Jacobs-Grodnick
                                    ----------------------------------------
                                    Melinda A. Jacobs-Grodnick

                                    /s/ Randi F. Jacobs
                                    ----------------------------------------
                                    Randi F. Jacobs

                                    /s/ Trisha L. Jacobs
                                    ----------------------------------------
                                    Trisha L. Jacobs

                                    Irwin L. Jacobs Irrevocable Trust
                                    FBO Melinda A. Jacobs-Grodnick

                                    /s/ David Mahler
                                    ----------------------------------------
                                    By: David Mahler, Trustee


                                    Irwin L. Jacobs Irrevocable Trust
                                    FBO Randi F. Jacobs

                                    /s/ David Mahler
                                    ----------------------------------------
                                    By: David Mahler, Trustee


                                    Irwin L. Jacobs Irrevocable Trust
                                    FBO Trisha L. Jacobs

                                    /s/ David Mahler
                                    ---------------------------------------
                                    By: David Mahler, Trustee


                                    Jacobs Management Corporation

                                    By: /s/ Irwin L. Jacobs
                                    ---------------------------------------
                                    Irwin L. Jacobs, President





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